UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07857

                           OPPENHEIMER REAL ASSET FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: AUGUST

                      Date of reporting period: 08/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
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SECTOR ALLOCATION ON COMMODITY-LINKED INVESTMENTS
--------------------------------------------------------------------------------
Energy                                                                       74%
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Industrial Metals                                                            11
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Agriculture                                                                   8
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Livestock                                                                     5
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Precious Metals                                                               2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are dollar-weighted based on percentages of commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings of the GSCI. The Fund is not an index fund.

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--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

              Wholly-Owned Subsidiary               23.0%
              Mortgage-Backed Obligations           21.7
              Hybrid Instruments                    19.4
              Corporate Bonds & Notes               17.3
              Cash Equivalents                      10.6
              U. S. Government Obligations           5.5
              Asset-Backed Securities                2.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on the total market value of investments.

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                        10 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Most commodities benefited from the continuation of a growing global economy, which helped fuel commodity prices. While the Fund reported a negative absolute return, we are pleased that we outperformed the 12-month return generated by the Goldman Sachs Commodities Index(R) (the GSCI(R)). We attribute the Fund's strong relative performance to the success of its commodities and fixed-income strategies, both of which added value to the portfolio during the reporting period.

      At the core of our day-to-day investment strategy are two major ways in which we attempt to add value for shareholders. The first is through our modest tilts in the Fund's sectors or commodities weights. While the Fund's allocations generally remain close to the weightings of the benchmark, we do adjust those when we believe one area or another offers better value. The second way we attempt to add value is through what we call "relative value decisions," where we closely monitor all aspects of the commodities markets and are looking for unique opportunities that we believe can help boost the Fund's return. These opportunities can come in many different forms--whether we see strength within a particular commodity sector and we choose to place a greater emphasis there, by favoring one type of closely related commodity over another (e.g. crude oil versus gasoline), by capturing pricing inefficiencies between those market segments, or by making a decision to invest on a short- or long-term basis in a particular agricultural product (corn, for instance). These are a few of the ways in which we keep a watchful eye for opportunities that could potentially benefit shareholders.

      As always, we maintain a conservative approach to the Fund's management of its fixed-income securities. In our view, the Fund's fixed-income component is designed primarily as a tool to provide liquidity while making a small contribution to total return. Accordingly, we invested the bulk of the fixed-income assets in high-quality, short-maturity securities. During the reporting period, we increased the Fund's exposure to what we consider high-coupon mortgage-backed securities, believing that the majority of homeowners had already refinanced and therefore any significant prepayment risk may be behind us. These securities provided very attractive returns during the reporting period, particularly as the housing market showed signs of slowing down. Corporate securities also performed well during the reporting period and we have maintained our exposure to short-maturity, high-quality bonds there. The Fund's strongest corporate gains stemmed from its securities within the industrials, consumer and energy areas, with more modest gains recorded from


                        11 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

its securities within the financials area. Otherwise, we attempted to add value by modestly adjusting the Fund's duration as interest rates rose throughout the reporting period, bearing in mind that we always strive to minimize interest rate risk in the portfolio.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2006. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the classes on March 31, 1997. In the case of Class N shares, performance is measured from the inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Goldman Sachs Commodities Index(R) (GSCI(R)). The GSCI(R) is a composite index of commodity sector returns representing an unleveraged long-term investment in commodity futures that is broadly based across the spectrum of commodities and includes reinvestment of income (to represent real assets). While correlation to the GSCI(R) is a current portfolio strategy, it is not a stated objective or investment policy of Oppenheimer Real Asset Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        12 | OPPENHEIMER REAL ASSET FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Real Asset Fund(R) (Class A)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               Oppenheimer Real
                                 Asset Fund(R)                  Goldman Sachs
                                  (Class A)                   Commodity Index(R)

03/31/1997                           9,425                          10,000
05/31/1997                           9,679                          10,305
08/31/1997                           9,717                          10,403
11/30/1997                           9,161                           9,879
02/28/1998                           7,750                           8,451
05/31/1998                           7,057                           7,805
08/31/1998                           5,594                           6,527
11/30/1998                           4,872                           6,025
02/28/1999                           4,464                           5,672
05/31/1999                           5,028                           6,526
08/31/1999                           5,958                           7,702
11/30/1999                           6,160                           8,003
02/29/2000                           7,294                           9,503
05/31/2000                           7,803                          10,349
08/31/2000                           8,850                          11,812
11/30/2000                           9,566                          12,753
02/28/2001                           8,572                          11,662
05/31/2001                           8,489                          11,470
08/31/2001                           7,980                          10,767
11/30/2001                           6,435                           8,616
02/28/2002                           6,434                           8,596
05/31/2002                           6,990                           9,418
08/31/2002                           7,538                          10,406
11/30/2002                           7,463                          10,361
02/28/2003                           9,934                          13,721
05/31/2003                           8,826                          12,079
08/31/2003                           9,277                          12,690
11/30/2003                           9,340                          12,722
02/29/2004                          10,719                          14,616
05/31/2004                          11,765                          16,030
08/31/2004                          11,637                          15,822
11/30/2004                          13,138                          17,659
02/28/2005                          13,464                          18,026
05/31/2005                          13,083                          17,502
08/31/2005                          16,834                          22,497
11/30/2005                          14,600                          19,401
02/28/2006                          14,143                          18,718
05/31/2006                          15,735                          20,764
08/31/2006                          15,153                          19,871

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -15.16%     5-Year  12.35%      Since Inception (3/31/97)  4.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                        13 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Real Asset Fund(R) (Class B)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               Oppenheimer Real
                                 Asset Fund(R)                Goldman Sachs
                                  (Class B)                 Commodity Index(R)

03/31/1997                          10,000                        10,000
05/31/1997                          10,250                        10,305
08/31/1997                          10,270                        10,403
11/30/1997                           9,670                         9,879
02/28/1998                           8,156                         8,451
05/31/1998                           7,413                         7,805
08/31/1998                           5,865                         6,527
11/30/1998                           5,101                         6,025
02/28/1999                           4,662                         5,672
05/31/1999                           5,246                         6,526
08/31/1999                           6,202                         7,702
11/30/1999                           6,402                         8,003
02/29/2000                           7,570                         9,503
05/31/2000                           8,081                        10,349
08/31/2000                           9,144                        11,812
11/30/2000                           9,855                        12,753
02/28/2001                           8,822                        11,662
05/31/2001                           8,722                        11,470
08/31/2001                           8,185                        10,767
11/30/2001                           6,591                         8,616
02/28/2002                           6,576                         8,596
05/31/2002                           7,132                         9,418
08/31/2002                           7,663                        10,406
11/30/2002                           7,573                        10,361
02/28/2003                          10,068                        13,721
05/31/2003                           8,934                        12,079
08/31/2003                           9,392                        12,690
11/30/2003                           9,455                        12,722
02/29/2004                          10,852                        14,616
05/31/2004                          11,910                        16,030
08/31/2004                          11,781                        15,822
11/30/2004                          13,300                        17,659
02/28/2005                          13,630                        18,026
05/31/2005                          13,244                        17,502
08/31/2005                          17,041                        22,497
11/30/2005                          14,780                        19,401
02/28/2006                          14,317                        18,718
05/31/2006                          15,929                        20,764
08/31/2006                          15,340                        19,871

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -14.77%     5-Year  12.46%      Since Inception (3/31/97)  4.65%


                        14 | OPPENHEIMER REAL ASSET FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Real Asset Fund(R) (Class C)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               Oppenheimer Real
                                 Asset Fund(R)                Goldman Sachs
                                  (Class C)                 Commodity Index(R)

03/31/1997                          10,000                        10,000
05/31/1997                          10,240                        10,305
08/31/1997                          10,260                        10,403
11/30/1997                           9,650                         9,879
02/28/1998                           8,141                         8,451
05/31/1998                           7,408                         7,805
08/31/1998                           5,862                         6,527
11/30/1998                           5,088                         6,025
02/28/1999                           4,660                         5,672
05/31/1999                           5,237                         6,526
08/31/1999                           6,195                         7,702
11/30/1999                           6,397                         8,003
02/29/2000                           7,556                         9,503
05/31/2000                           8,069                        10,349
08/31/2000                           9,133                        11,812
11/30/2000                           9,845                        12,753
02/28/2001                           8,808                        11,662
05/31/2001                           8,719                        11,470
08/31/2001                           8,180                        10,767
11/30/2001                           6,584                         8,616
02/28/2002                           6,568                         8,596
05/31/2002                           7,114                         9,418
08/31/2002                           7,658                        10,406
11/30/2002                           7,570                        10,361
02/28/2003                          10,058                        13,721
05/31/2003                           8,921                        12,079
08/31/2003                           9,346                        12,690
11/30/2003                           9,396                        12,722
02/29/2004                          10,752                        14,616
05/31/2004                          11,783                        16,030
08/31/2004                          11,628                        15,822
11/30/2004                          13,098                        17,659
02/28/2005                          13,400                        18,026
05/31/2005                          12,997                        17,502
08/31/2005                          16,687                        22,497
11/30/2005                          14,443                        19,401
02/28/2006                          13,961                        18,718
05/31/2006                          15,505                        20,764
08/31/2006                          14,919                        19,871

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -11.40%     5-Year  12.77%     Since Inception (3/31/97)  4.34%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                        15 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Real Asset Fund(R) (Class N)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Real
                                Asset Fund(R)                  Goldman Sachs
                                  (Class N)                  Commodity Index(R)

03/01/2001                          10,000                        10,000
05/31/2001                           9,932                         9,836
08/31/2001                           9,325                         9,233
11/30/2001                           7,470                         7,388
02/28/2002                           7,463                         7,371
05/31/2002                           8,092                         8,076
08/31/2002                           8,722                         8,923
11/30/2002                           8,703                         8,885
02/28/2003                          11,558                        11,766
05/31/2003                          10,264                        10,358
08/31/2003                          10,782                        10,882
11/30/2003                          10,840                        10,909
02/29/2004                          12,429                        12,534
05/31/2004                          13,630                        13,746
08/31/2004                          13,467                        13,568
11/30/2004                          15,188                        15,143
02/28/2005                          15,564                        15,458
05/31/2005                          15,091                        15,008
08/31/2005                          19,396                        19,292
11/30/2005                          16,808                        16,636
02/28/2006                          16,275                        16,051
05/31/2006                          18,088                        17,805
08/31/2006                          17,414                        17,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -11.04%     5-Year  13.30%      Since Inception (3/1/01)  10.61%


                        16 | OPPENHEIMER REAL ASSET FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Real Asset Fund(R) (Class Y)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Real
                                Asset Fund(R)                  Goldman Sachs
                                  (Class Y)                  Commodity Index(R)

03/31/1997                          10,000                        10,000
05/31/1997                          10,270                        10,305
08/31/1997                          10,310                        10,403
11/30/1997                           9,730                         9,879
02/28/1998                           8,221                         8,451
05/31/1998                           7,495                         7,805
08/31/1998                           5,941                         6,527
11/30/1998                           5,174                         6,025
02/28/1999                           4,743                         5,672
05/31/1999                           5,359                         6,526
08/31/1999                           6,343                         7,702
11/30/1999                           6,563                         8,003
02/29/2000                           7,772                         9,503
05/31/2000                           8,323                        10,349
08/31/2000                           9,464                        11,812
11/30/2000                          10,242                        12,753
02/28/2001                           9,195                        11,662
05/31/2001                           9,121                        11,470
08/31/2001                           8,592                        10,767
11/30/2001                           6,923                         8,616
02/28/2002                           6,927                         8,596
05/31/2002                           7,543                         9,418
08/31/2002                           8,132                        10,406
11/30/2002                           8,059                        10,361
02/28/2003                          10,738                        13,721
05/31/2003                           9,559                        12,079
08/31/2003                          10,058                        12,690
11/30/2003                          10,136                        12,722
02/29/2004                          11,647                        14,616
05/31/2004                          12,796                        16,030
08/31/2004                          12,657                        15,822
11/30/2004                          14,314                        17,659
02/28/2005                          14,694                        18,026
05/31/2005                          14,289                        17,502
08/31/2005                          18,407                        22,497
11/30/2005                          15,971                        19,401
02/28/2006                          15,493                        18,718
05/31/2006                          17,263                        20,764
08/31/2006                          16,651                        19,871

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/06

1-Year  -9.54%     5-Year  14.15%      Since Inception (3/31/97)  5.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                        17 | OPPENHEIMER REAL ASSET FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMER-FUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please note that Oppenheimer Real Asset Fund(R) invests in derivative instruments and uses leverage which entails potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                        18 | OPPENHEIMER REAL ASSET FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                        19 | OPPENHEIMER REAL ASSET FUND

FUND EXPENSES
--------------------------------------------------------------------------------

exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING        ENDING           EXPENSES
                             ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE            6 MONTHS ENDED
                             (3/1/06)         (8/31/06)        AUGUST 31, 2006
--------------------------------------------------------------------------------
Class A Actual               $1,000.00        $1,071.50        $6.81
--------------------------------------------------------------------------------
Class A Hypothetical          1,000.00         1,018.65         6.64
--------------------------------------------------------------------------------
Class B Actual                1,000.00         1,066.50         11.47
--------------------------------------------------------------------------------
Class B Hypothetical          1,000.00         1,014.17         11.18
--------------------------------------------------------------------------------
Class C Actual                1,000.00         1,068.60         10.90
--------------------------------------------------------------------------------
Class C Hypothetical          1,000.00         1,014.72         10.62
--------------------------------------------------------------------------------
Class N Actual                1,000.00         1,069.90         8.70
--------------------------------------------------------------------------------
Class N Hypothetical          1,000.00         1,016.84         8.47
--------------------------------------------------------------------------------
Class Y Actual                1,000.00         1,074.70         4.30
--------------------------------------------------------------------------------
Class Y Hypothetical          1,000.00         1,021.07         4.19

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2006 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 1.30%
---------------------------------
Class B                 2.19
---------------------------------
Class C                 2.08
---------------------------------
Class N                 1.66
---------------------------------
Class Y                 0.82

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                        20 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------

                                                                                                                  VALUE
                                                                                             SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED SUBSIDIARY--25.2%
------------------------------------------------------------------------------------------------------------------------
RAF Fund Ltd.11 (Cost $446,830,539)                                                       4,000,000      $  435,761,781

                                                                                          PRINCIPAL
                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.8%
------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                                      $  2,250,000           2,214,564
------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-FF9, Cl. 2A2, 5.495%, 7/7/36 1                                                1,937,000           1,938,193
Series 2006-FF10, Cl. A3, 5.414%, 7/25/36 1                                               3,520,000           3,522,166
Series 2006-FF12, Cl. A3, 5.44%, 9/25/36 1                                               14,829,000          14,829,000
------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
Cl. 2A1B, 5.18%, 8/25/35 1                                                                2,933,486           2,923,250
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 1.079%, 1/25/29 2                                                                 405,715              85,200
------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2,
Cl. 2A2, 5.424%, 7/1/36 1                                                                 5,990,000           5,993,688
------------------------------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                                                  2,891,000           2,863,832
------------------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.404%, 7/25/36 1                                                2,334,512           2,335,953
------------------------------------------------------------------------------------------------------------------------
Residential Asset Securities Corp., Home Equity Asset-Backed Pass-Through
Certificates, Series 2006-KS7, Cl. A2, 5.43%, 9/25/36 1                                   6,913,000           6,911,687
------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
Series 2000-14, Cl. 2, 8.61%, 9/30/08 2                                                   3,067,939             586,590
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.485%, 7/25/36 1                3,605,000           3,607,219
                                                                                                         ---------------
Total Asset-Backed Securities (Cost $50,640,857)                                                             47,811,342

------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--23.8%
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.4%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--21.4%
Fannie Mae Whole Loan, CMO Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                                         228,748             235,593
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/18-10/1/18                                                                     1,545,420           1,487,772
6%, 7/1/17                                                                                1,391,316           1,406,744
6.50%, 4/1/21-8/1/32                                                                      7,638,593           7,764,973
6.50%, 6/1/16 3                                                                             562,232             572,416
7%, 11/1/22-12/1/34                                                                       5,591,582           5,757,615
8%, 4/1/16                                                                                  116,922             123,825
9%, 8/1/22-5/1/25                                                                            36,978              39,689
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates, Series 3153, Cl. FJ, 5.71%, 5/15/36 1                         2,370,935           2,370,258


                        21 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2116, Cl. ZA, 6%, 1/15/29                                                       $  7,235,810      $    7,361,476
Series 2191, Cl. TZ, 7%, 10/15/29                                                         3,370,815           3,489,188
Series 2436, Cl. MC, 7%, 4/15/32                                                          1,812,667           1,883,288
Series 2465, Cl. PG, 6.50%, 6/15/32                                                       7,291,504           7,468,560
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. B, 12.968%, 7/1/26 4                                              732,552             166,420
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/19                                                                             2,570,541           2,473,564
5%, 12/1/19-3/1/34                                                                       38,459,956          37,230,680
5%, 3/1/34-9/1/36 3                                                                      12,844,286          12,315,613
5.50%, 4/1/33-11/1/33                                                                    58,936,227          58,043,563
5.50%, 9/1/21 3                                                                          43,433,000          43,283,677
6%, 6/1/30-11/1/32                                                                       11,426,062          11,492,068
6%, 9/1/21 3                                                                             74,156,000          74,990,255
6.50%, 6/1/17-12/1/28                                                                    13,305,599          13,551,327
6.50%, 5/1/33-9/1/36 3                                                                   39,579,345          40,188,094
7%, 11/1/17                                                                               3,150,063           3,237,991
8.50%, 7/1/32                                                                                20,935              22,562
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust  1999-64, Cl. TH, 7.50%, 12/25/29                                                   8,974,214           9,436,159
Trust  2002-9, Cl. PC, 6%, 3/25/17                                                        5,501,815           5,574,007
Trust  2003-84, Cl. PW, 3%, 6/25/22                                                       4,640,000           4,531,955
Trust  2006-44, Cl. OA, 5.50%, 12/25/26                                                   9,590,000           9,613,413
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Interest-Only Stripped
Mtg.-Backed Security, Trust 340, Cl. 2, 8.345%, 9/1/33 4                                  3,552,891             880,058
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, 13.698%, 2/1/28 4                                                         577,200             131,964
Trust 321, Cl. 2, 11.419%, 4/1/32 4                                                       2,607,415             616,042
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 340, Cl. 1, 5.056%, 9/1/33 5                                              3,552,891           2,549,912
                                                                                                         ---------------
                                                                                                            370,290,721

------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                                  59,784              63,825
------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--2.4%
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--1.9%
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                    1,664,078           1,682,944


                        22 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                      $    680,697      $      658,137
------------------------------------------------------------------------------------------------------------------------
ChaseFlex Trust, CMO Pass-Through Certificates, Series 2006-2,
Cl. A1B, 5.43%, 8/25/08 1                                                                 5,834,000           5,834,000
------------------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                                  5,533,305           5,524,178
------------------------------------------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                                   2,493,191           2,496,773
------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                                     681,000             663,484
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                   1,300,000           1,275,771
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                   2,750,000           2,714,481
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                   950,000             928,221
------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                     3,320,000           3,284,981
------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, CMO, Series 2006-A9CB,
Cl. A5, 6%, 7/20/36                                                                       7,971,708           7,947,793
                                                                                                         ---------------
                                                                                                             33,010,763

------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.5%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                   8,552,667           8,619,212
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                     583,889             590,375
                                                                                                         ---------------
                                                                                                              9,209,587
                                                                                                         ---------------
Total Mortgage-Backed Obligations (Cost $410,233,028)                                                       412,574,896

------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--6.0%
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.125%, 11/15/06                                        60,000              59,723
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts., 5.125%, 4/18/08 6                           2,370,000           2,372,062
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills, 5.18%, 9/21/06                                                     100,000,000          99,716,944
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 7/31/08 6                                                         1,792,000           1,799,001
                                                                                                         ---------------
Total U.S. Government Obligations (Cost $103,928,016)                                                       103,947,730

------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--19.0%
------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (Chicago Branch), 7.125% Unsec. Sub. Nts., 6/18/07                       4,475,000           4,532,553
------------------------------------------------------------------------------------------------------------------------
Alabama Power Co., 2.80% Sr. Unsec. Unsub. Nts., Series Y, 12/1/06 7                      3,860,000           3,836,026
------------------------------------------------------------------------------------------------------------------------
Alcoa, Inc., 4.25% Sr. Unsec. Nts., 8/15/07 7                                             5,840,000           5,757,230
------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding, 5.25% Nts., 2/1/07 8                                     190,000             189,885
------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding II, 2.625% Nts., 10/22/06 8                               945,000             941,556
------------------------------------------------------------------------------------------------------------------------
American Express Co., 5.50% Nts., 9/12/06                                                 1,410,000           1,410,042


                        23 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------
Amvescap plc, 5.90% Sr. Unsec. Nts., 1/15/07                                           $  5,780,000      $    5,786,474
------------------------------------------------------------------------------------------------------------------------
AT&T Corp., 7.75% Unsec. Nts., 3/1/07 7                                                   5,051,000           5,105,293
------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07 7                             8,560,000           8,669,371
------------------------------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 8                                         6,020,000           5,846,022
------------------------------------------------------------------------------------------------------------------------
Baltimore Gas & Electric Co., 5.25% Unsec. Nts., 12/15/06 7                               3,040,000           3,036,790
------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 3.875% Nts., 1/15/08 7                                               320,000             314,163
------------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08 7                       300,000             293,790
------------------------------------------------------------------------------------------------------------------------
Barrick Gold Finance Co., 7.50% Unsec. Debs., 5/1/07                                      3,170,000           3,211,299
------------------------------------------------------------------------------------------------------------------------
BellSouth Corp., 5% Nts., 10/15/06 7                                                      5,542,000           5,538,531
------------------------------------------------------------------------------------------------------------------------
Block Financial Corp., 8.50% Sr. Unsec. Unsub. Nts., 4/15/07 7                            4,980,000           5,060,238
------------------------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75% Sr. Nts., 2/15/07                                               436,000             436,886
------------------------------------------------------------------------------------------------------------------------
Bottling Group LLC, 2.45% Sr. Unsec. Nts., 10/16/06 7                                     2,450,000           2,442,094
------------------------------------------------------------------------------------------------------------------------
Burlington Northern Railroad Co., 9.25% Consolidated Mtg. Bonds,
Series H, 10/1/06 7                                                                       4,275,000           4,286,141
------------------------------------------------------------------------------------------------------------------------
Burlington Resources Finance Co., 5.60% Sr. Unsec. Nts., 12/1/06                          5,125,000           5,126,860
------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                           525,000             549,371
------------------------------------------------------------------------------------------------------------------------
CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11 7                                                             1,900,000           2,002,368
7.40% Unsec. Nts., 5/15/07 7                                                              3,810,000           3,855,282
------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc.:
2.875% Sr. Nts., 9/29/06                                                                  1,280,000           1,277,981
5.40% Sr. Nts., 3/7/13                                                                    7,000,000           6,927,515
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12                                                           490,000             506,300
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                                   3,870,000           3,867,202
------------------------------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 2.50% Unsec. Unsub. Nts., 9/15/06                            1,375,000           1,373,901
------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10 7                                    6,305,000           6,377,482
------------------------------------------------------------------------------------------------------------------------
Commonwealth Edison Co., 8.25% First Mtg. Nts., Series 76, 10/1/06                        1,415,000           1,417,425
------------------------------------------------------------------------------------------------------------------------
Conoco Funding Co., 5.45% Nts., 10/15/06                                                  5,515,000           5,515,221
------------------------------------------------------------------------------------------------------------------------
Consolidated Natural Gas Co., 5.375% Sr. Unsec. Unsub. Nts., Series B, 11/1/06 7          3,170,000           3,168,789
------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:
5.50% Nts., Series K, 2/1/07 7                                                              405,000             404,990
5.625% Nts., Series K, 5/15/07                                                            3,170,000           3,173,468
------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                     6,020,000           5,836,348
------------------------------------------------------------------------------------------------------------------------
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                                    1,590,000           1,530,364
------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 7.375% Nts., Series A, 9/15/06 7             4,440,000           4,441,416
------------------------------------------------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co., 5% Unsec. Nts., 11/15/06                                     4,440,000           4,423,958
------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co., 8.25% Unsec. Debs., 9/15/06                                  630,000             630,424
------------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc., 6.70% Unsec. Nts., 11/15/06                                          2,920,000           2,925,536
------------------------------------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                               5,430,000           5,893,353


                        24 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------
Erac USA Finance Co., 6.75% Nts., 5/15/07 8                                            $  3,490,000      $    3,508,647
------------------------------------------------------------------------------------------------------------------------
First Data Corp., 4.70% Nts., 11/1/06                                                       630,000             629,356
------------------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp., 4.20% Nts., 11/30/07                                           270,000             266,382
------------------------------------------------------------------------------------------------------------------------
FPL Group Capital, Inc., 4.086% Nts., Series A, 2/16/07 7                                 5,020,000           4,988,459
------------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc., 5.50% Unsec. Nts., 4/1/07                                              1,270,000           1,267,240
------------------------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 5% Nts., 7/27/07 8                                        1,532,000           1,523,565
------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 5% Sr. Unsec. Nts., 11/15/06                                      3,440,000           3,434,499
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 4% Nts., 2/1/08                                                       510,000             501,282
------------------------------------------------------------------------------------------------------------------------
KeyCorp, 3.05% Sr. Nts., Series G, 11/22/06                                               3,170,000           3,152,533
------------------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV, 8.375% Nts., 9/15/06                          3,170,000           3,171,816
------------------------------------------------------------------------------------------------------------------------
Korea Development Bank, 5.25% Nts., 11/16/06                                              2,760,000           2,758,225
------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc.:
4.625% Nts., 11/1/06                                                                      3,900,000           3,894,388
5.25% Nts., 6/1/07                                                                        4,040,000           4,031,156
------------------------------------------------------------------------------------------------------------------------
Kroger Co. (The):
5.50% Unsec. Unsub. Nts., 2/1/13                                                          3,810,000           3,732,748
7.625% Sr. Nts., 9/15/06                                                                    290,000             290,154
------------------------------------------------------------------------------------------------------------------------
Lincoln National Corp., 5.25% Sr. Unsec. Nts., 6/15/07                                    2,265,000           2,255,747
------------------------------------------------------------------------------------------------------------------------
Loews Corp., 6.75% Unsec. Nts., 12/15/06                                                  4,360,000           4,368,136
------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                           720,000             700,476
------------------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Corp., 5.75% Nts., Series E, 9/1/06                                     1,955,000           1,955,000
------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 5.625% Nts., 11/30/07                                                           320,000             321,134
------------------------------------------------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06                               1,412,000           1,414,340
------------------------------------------------------------------------------------------------------------------------
MGIC Investment Corp., 6% Sr. Unsec. Nts., 3/15/07                                        3,230,000           3,235,074
------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                                   580,000             575,226
------------------------------------------------------------------------------------------------------------------------
Nationwide Life Global Funding I, 2.75% Nts., 5/15/07 8                                   3,020,000           2,961,584
------------------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                                 283,000             287,136
------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                  7,035,000           7,566,916
------------------------------------------------------------------------------------------------------------------------
P&O Princess/Carnival plc, 7.30% Nts., 6/1/07                                               935,000             945,659
------------------------------------------------------------------------------------------------------------------------
PacifiCorp, 5.65% Bonds, 11/1/06 7                                                        3,785,000           3,785,102
------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09                     8,240,000           8,631,400
------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 8                      6,506,667           6,418,521
------------------------------------------------------------------------------------------------------------------------
PNC Funding Corp., 6.875% Unsec. Sub. Nts., 7/15/07                                       4,561,000           4,613,962
------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 6.125% Nts., Series E, 10/15/06 7                            5,776,000           5,779,806
------------------------------------------------------------------------------------------------------------------------
Praxair, Inc., 4.75% Unsec. Nts., 7/15/07                                                 3,510,000           3,491,222
------------------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 8                                           1,140,000           1,105,273
------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 7.65% Surplus Nts., 7/1/07 8                           630,000             642,344
------------------------------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                                           630,000             598,364


                        25 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                           $  1,385,000      $    1,365,541
------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                              4,888,000           5,029,175
------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                       6,220,000           6,701,904
------------------------------------------------------------------------------------------------------------------------
SLM Corp., 5.625% Unsec. Nts., Series A, 4/10/07 7                                        5,830,000           5,838,856
------------------------------------------------------------------------------------------------------------------------
Sony Capital Corp., 4.95% Nts., 11/1/06 8                                                 3,110,000           3,104,013
------------------------------------------------------------------------------------------------------------------------
Southern Co. Capital Funding, Inc., 5.30% Sr. Unsec. Unsub. Nts.,
Series A, 2/1/07                                                                          1,270,000           1,266,966
------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6% Sr. Unsec. Nts., 1/15/07                                         6,105,000           6,113,120
------------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc. (The), 5.75% Nts., 3/15/07                                            6,185,000           6,196,677
------------------------------------------------------------------------------------------------------------------------
Telecom Italia Capital SA, 4% Unsec. Nts., 11/15/08                                       7,145,000           6,926,927
------------------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                                        3,623,000           3,557,203
------------------------------------------------------------------------------------------------------------------------
Texas Eastern Transmission Corp., 5.25% Sr. Unsec. Unsub. Nts., 7/15/07 7                 6,723,000           6,691,926
------------------------------------------------------------------------------------------------------------------------
Textron Financial Corp., 5.875% Unsec. Unsub. Nts., 6/1/07                                2,630,000           2,639,489
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 6.75% Sr. Unsec. Unsub. Nts., 4/15/11 7                                6,645,000           6,891,676
------------------------------------------------------------------------------------------------------------------------
Torchmark Corp., 6.25% Nts., 12/15/06 7                                                   3,170,000           3,171,595
------------------------------------------------------------------------------------------------------------------------
Tribune Co., 6.875% Nts., 11/1/06 7                                                       4,380,000           4,384,945
------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc., 5.20% Sr. Unsec. Nts., 1/17/07 7                                1,310,000           1,308,790
------------------------------------------------------------------------------------------------------------------------
US Trust Co. New York, 5.38% Certificate of Deposit, 9/12/06 1,7                          4,230,000           4,230,123
------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 6.125% Nts., 6/15/07 7                                      2,850,000           2,863,600
------------------------------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375% Unsub. Nts., 12/15/06 7                              6,060,000           6,058,115
------------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.625% Sr. Unsec. Nts., 1/15/07                                  7,882,000           7,886,761
                                                                                                         ---------------
Total Corporate Bonds and Notes (Cost $328,815,175)                                                         328,950,212

------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS--21.3%
------------------------------------------------------------------------------------------------------------------------
COMMODITY-LINKED SECURITIES--21.0%
AIG International, Inc.:
Goldman Sachs Commodity Index Total Return Linked Securities,
4.66%, 11/9/06 9                                                                         40,000,000          34,445,560
Goldman Sachs Commodity Index Total Return Linked Securities,
5.23%, 5/25/07 9                                                                         50,000,000          38,248,400
------------------------------------------------------------------------------------------------------------------------
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Securities,
4.90%, 2/27/07 9                                                                         60,000,000          64,708,680
Goldman Sachs Commodity Index Total Return Linked Securities,
4.944%, 3/27/07 9                                                                        34,000,000          38,785,262
Goldman Sachs Commodity Index Total Return Linked Securities,
4.95%, 3/19/07 9                                                                         40,000,000          45,634,560
Goldman Sachs Commodity Index Total Return Linked Securities,
4.98%, 4/3/07 9                                                                          38,000,000          38,658,160


                        26 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMODITY-LINKED SECURITIES Continued
Morgan Stanley Capital Services, Inc., Goldman Sachs Commodity
Index Total Return Linked Securities, 5.306%, 3/5/07 1,9                               $ 90,000,000      $  102,376,170
                                                                                                         ---------------
                                                                                                            362,856,792

------------------------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES--0.3%
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.659%, 11/30/07 1                                                         5,434,321           5,390,548
                                                                                                         ---------------
Total Hybrid Instruments (Cost $357,470,717)                                                                368,247,340

------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--5.9%
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 1.74%, 9/27/06                                                   30,000,000          29,884,350
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.335%, 9/22/06                                                  58,000,000          57,817,816
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.22%, 9/20/06                                          15,524,000          15,481,821
                                                                                                         ---------------
Total Short-Term Notes (Cost $103,183,987)                                                                  103,183,987

------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.4%
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 5.29% in joint repurchase agreement (Principal Amount/
Value $886,796,000, with a maturity value of $886,924,585) with UBS Warburg
LLC, 5.22%, dated 8/31/06, to be repurchased at $46,925,803 on 9/1/06, collateralized by Federal National Mortgage Assn., 5%-5.50%,
9/1/35-12/1/35, with a value of $906,809,462                                             46,919,000          46,919,000
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 9.19% in joint repurchase agreement (Principal Amount/
Value $500,435,000, with a maturity value of $500,507,285) with Cantor
Fitzgerald & Co./Cantor Fitzgerald Securities, 5.20%, dated 8/31/06, to be repurchased at $46,006,644 on 9/1/06, collateralized by U.S.
Treasury Bonds, 6.125%-8.50%, 2/15/20-11/15/27, with a value
of $511,207,010                                                                          46,000,000          46,000,000
                                                                                                         ---------------
Total Joint Repurchase Agreements (Cost $92,919,000)                                                         92,919,000

------------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.3% 10
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.03% in joint repurchase agreement (Principal Amount/
Value $3,200,000,000, with a maturity value of $3,200,470,222) with Nomura
Securities, 5.29%, dated 8/31/06, to be repurchased at $1,084,315 on 9/1/06, collateralized by U.S. Agency Mortgages, 0.00%-22.12%, 3/15/14-6/25/43,
with a value of $3,264,000,000                                                            1,084,156           1,084,156
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.065% in joint repurchase agreement (Principal Amount/
Value $500,000,000, with a maturity value of $500,073,924) with Banc of
America Securities LLC, 5.3225%, dated 8/31/06, to be repurchased at
$325,048 on 9/1/06, collateralized by U.S. Agency Mortgages,
3.319%-8.419%, 4/1/11-8/1/36, with a value of $510,000,000                                  325,000             325,000
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.12% in joint repurchase agreement (Principal Amount/
Value $1,000,000,000 with a maturity value of $1,000,147,222) with ING
Financial Markets LLC, 5.30%, dated 8/31/06, to be repurchased at $1,200,177 on 9/1/06, collateralized by U.S. Agency Mortgages,
4.50%-6.50%, 10/1/18-8/1/36, with a value of $1,020,000,530                               1,200,000           1,200,000


                        27 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED Continued
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.40% in joint repurchase agreement (Principal Amount/
Value $300,000,000, with a maturity value of $300,044,167) with GX Clarke,
5.30%, dated 8/31/06, to be repurchased at $1,200,177 on 9/1/06, collateralized by U.S. Agency Mortgages, 0.00%-8.20%, 9/7/06-4/1/56, with a value
of $306,000,181                                                                        $  1,200,000      $    1,200,000
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.20% in joint repurchase agreement (Principal Amount/
Value $100,000,000, with a maturity value of $100,014,694) with Fimat USA,
Inc., 5.29%, dated 8/31/06, to be repurchased at $1,200,176 on 9/1/06, collateralized by U.S. Agency Mortgages, 0.00%-7.50%, 2/22/07-2/15/36,
with a value of $102,000,032                                                              1,200,000           1,200,000
                                                                                                         ---------------
Total Investments Purchased with Cash Collateral
from Securities Loaned (Cost $5,009,156)                                                                      5,009,156

------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,899,030,475)                                             109.7%      1,898,405,444
------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                          (9.7)       (167,437,646)
                                                                                       ---------------------------------

NET ASSETS                                                                                    100.0%     $1,730,967,798
                                                                                       =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of August 31, 2006 was $671,790, which represents 0.04% of the Fund's net assets. See Note 8 of accompanying Notes.

3. When-issued security or forward commitment to be delivered and settled after August 31, 2006. See Note 1 of accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,794,484 or 0.10% of the Fund's net assets as of August 31, 2006.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,549,912 or 0.15% of the Fund's net assets as of August 31, 2006.

6. Partial or fully-loaned security. See Note 9 of accompanying Notes.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $114,423,562. See Note 5 of accompanying Notes.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,241,410 or 1.52% of the Fund's net assets as of August 31, 2006.


                        28 | OPPENHEIMER REAL ASSET FUND

9. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

10. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

11. Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 64.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        29 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,452,199,936)                                               $1,462,643,663
Investment in wholly-owned subsidiary (cost $446,830,539)                                     435,761,781
                                                                                           ---------------
                                                                                            1,898,405,444
----------------------------------------------------------------------------------------------------------
Cash                                                                                            6,792,052
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                13,379,890
Futures margins                                                                                 9,357,101
Investments sold (including $146,390 sold on a when-issued basis or forward commitment)         1,082,316
Shares of beneficial interest sold                                                                281,128
Other                                                                                              26,573
                                                                                           ---------------
Total assets                                                                                1,929,324,504

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                      5,009,156
----------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                          39,345
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $168,503,232 purchased on a
when-issued basis or forward commitment)                                                      183,961,702
Shares of beneficial interest redeemed                                                          8,189,052
Distribution and service plan fees                                                                632,727
Transfer and shareholder servicing agent fees                                                     342,800
Shareholder communications                                                                        102,220
Trustees' compensation                                                                             18,849
Other                                                                                              60,855
                                                                                           ---------------
Total liabilities                                                                             198,356,706

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $1,730,967,798
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                 $      222,057
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  1,795,308,421
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              43,447,519
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (104,984,695)
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                     (3,025,504)
                                                                                           ---------------
NET ASSETS                                                                                 $1,730,967,798
                                                                                           ===============


                        30 | OPPENHEIMER REAL ASSET FUND

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $1,017,894,784 and 130,110,578 shares of beneficial interest outstanding)                           $7.82
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                            $8.30
-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $115,173,898 and 15,011,405 shares of beneficial interest outstanding)                              $7.67
-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $245,844,416 and 32,199,654 shares of beneficial interest outstanding)                              $7.64
-------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $24,105,819 and 3,114,818 shares of beneficial interest outstanding)                                $7.74
-------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $327,948,881 and 41,620,804 shares of beneficial interest outstanding)         $7.88

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        31 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,334)              $ 77,233,596
--------------------------------------------------------------------------------
Other income                                                              7,145
--------------------------------------------------------------------------------
Portfolio lending fees                                                    4,920
                                                                   -------------
Total investment income                                              77,245,661

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      14,699,964
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,810,643
Class B                                                               1,305,314
Class C                                                               2,603,073
Class N                                                                 122,830
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,446,914
Class B                                                                 441,690
Class C                                                                 641,489
Class N                                                                  94,274
Class Y                                                                  57,579
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 249,695
Class B                                                                  52,705
Class C                                                                  68,806
Class N                                                                   5,274
Class Y                                                                   6,128
--------------------------------------------------------------------------------
Custodian fees and expenses                                              28,435
--------------------------------------------------------------------------------
Trustees' compensation                                                   28,013
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    89,452
                                                                   -------------
Total expenses                                                       25,753,778
Less reduction to custodian expenses                                    (28,435)
Less waivers and reimbursements of expenses                            (105,484)
                                                                   -------------
Net expenses                                                         25,619,859

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                51,625,802


                        32 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)             $  23,846,676
Closing and expiration of option contracts written                    2,034,344
Closing and expiration of futures contracts                         (31,001,161)
Swap contracts                                                          452,635
                                                                  --------------
Net realized loss                                                    (4,667,506)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                        (115,596,706)
Futures contracts                                                  (112,888,517)
Option contracts                                                         (6,451)
Swap contracts                                                          (39,345)
                                                                  --------------
Net change in unrealized depreciation                              (228,531,019)

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(181,572,723)
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        33 | OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                        2006               2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                              $   51,625,802     $   14,420,818
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               (4,667,506)       249,900,489
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 (228,531,019)       225,089,316
                                                                   ----------------------------------
Net increase (decrease) in net assets resulting from operations      (181,572,723)       489,410,623

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                               (11,433,271)        (7,247,857)
Class B                                                                  (821,899)          (190,261)
Class C                                                                (1,750,765)          (467,943)
Class N                                                                  (208,442)           (86,194)
Class Y                                                                (2,600,912)          (970,044)
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                               (98,053,603)      (176,519,945)
Class B                                                               (11,828,387)       (21,692,760)
Class C                                                               (22,813,258)       (33,838,230)
Class N                                                                (2,151,295)        (2,633,667)
Class Y                                                               (14,899,429)       (14,050,224)

-----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                                 1,916,130        452,635,213
Class B                                                                (4,458,453)        51,758,221
Class C                                                                35,205,734        120,499,718
Class N                                                                 3,626,279         13,842,607
Class Y                                                               208,030,457         81,631,447

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total increase (decrease)                                            (103,813,837)       952,080,704
-----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,834,781,635        882,700,931
                                                                   ----------------------------------
End of period (including accumulated net investment income
of $43,447,519 and $6,684,985, respectively)                       $1,730,967,798     $1,834,781,635
                                                                   ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        34 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED AUGUST 31,                        2006              2005            2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     9.59        $     9.13      $     7.51     $     6.15     $     6.93
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .24 1             .11 1           .01            .03            .29
Net realized and unrealized gain (loss)                  (1.17)             2.84            1.85           1.38           (.71)
                                                    ----------------------------------------------------------------------------
Total from investment operations                          (.93)             2.95            1.86           1.41           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.08)             (.07)             -- 2         (.05)          (.36)
Distributions from net realized gain                      (.76)            (2.42)           (.24)            --             --
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.84)            (2.49)           (.24)          (.05)          (.36)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     7.82        $     9.59      $     9.13     $     7.51     $     6.15
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       (9.98)%           44.66%          25.44%         23.08%         (5.54)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $1,017,895        $1,246,436      $  638,254     $  238,828     $  148,319
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $1,140,904        $  844,342      $  413,618     $  193,837     $  115,458
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     2.95%             1.34%           0.22%          0.46%          4.73%
Total expenses                                            1.30% 5           1.32%           1.40%          1.49%          1.68%
Expenses after payments and waivers
and reduction to custodian expenses                       1.29%             1.32%           1.40%          1.49%          1.68%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     89% 6,7           94% 6           87%            61%            49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses paid including all expenses of the wholly owned subsidiary were as follows:

        Year Ended August 31, 2006       1.31%

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                 $4,236,251,723         $4,418,930,664
Year Ended August 31, 2005                 $4,827,248,691         $4,809,916,669

7. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        35 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED AUGUST 31,                       2006            2005          2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   9.46        $   9.05      $   7.51     $   6.16     $   6.95
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .17 1           .04 1        (.05)        (.04)         .23
Net realized and unrealized gain (loss)                 (1.15)           2.80          1.83         1.40         (.70)
                                                     -------------------------------------------------------------------
Total from investment operations                         (.98)           2.84          1.78         1.36         (.47)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.05)           (.01)           --         (.01)        (.32)
Distributions from net realized gain                     (.76)          (2.42)         (.24)          --           --
                                                     -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.81)          (2.43)         (.24)        (.01)        (.32)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   7.67        $   9.46      $   9.05     $   7.51     $   6.16
                                                     ===================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     (10.72)%         43.33%        24.32%       22.12%       (6.38)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $115,174        $147,663      $ 78,125     $ 37,589     $ 24,738
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $130,837        $102,816      $ 52,436     $ 32,101     $ 20,032
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             2.05%           0.46%        (0.69)%      (0.41)%       4.10%
Total expenses                                           2.19% 4         2.19%         2.32%        2.44%        2.45%
Expenses after payments and waivers
and reduction to custodian expenses                      2.18%           2.19%         2.31%        2.36%        2.45%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    89% 5,6         94% 5         87%          61%          49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses paid including all expenses of the wholly owned subsidiary were as follows:

        Year Ended August 31, 2006      2.20%

5. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                 $4,236,251,723         $4,418,930,664
Year Ended August 31, 2005                 $4,827,248,691         $4,809,916,669

6. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        36 | OPPENHEIMER REAL ASSET FUND

CLASS C      YEAR ENDED AUGUST 31,                       2006            2005           2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   9.42        $   9.02       $   7.48     $   6.14     $   6.93
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .17 1           .05 1         (.03)        (.03)         .23
Net realized and unrealized gain (loss)                 (1.13)           2.79           1.81         1.38         (.70)
                                                     -------------------------------------------------------------------
Total from investment operations                         (.96)           2.84           1.78         1.35         (.47)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.06)           (.02)            --         (.01)        (.32)
Distributions from net realized gain                     (.76)          (2.42)          (.24)          --           --
                                                     -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.82)          (2.44)          (.24)        (.01)        (.32)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   7.64        $   9.42       $   9.02     $   7.48     $   6.14
                                                     ===================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     (10.59)%         43.50%         24.42%       22.04%       (6.39)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $245,844        $264,019       $110,728     $ 36,531     $ 18,115
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $261,017        $170,306       $ 68,392     $ 25,746     $ 11,771
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             2.17%           0.57%         (0.62)%      (0.43)%       3.99%
Total expenses                                           2.09% 4         2.11%          2.24%        2.40%        2.45%
Expenses after payments and waivers
and reduction to custodian expenses                      2.08%           2.11%          2.24%        2.36%        2.45%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    89% 5,6         94% 5          87%          61%          49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses paid including all expenses of the wholly owned subsidiary were as follows:

        Year Ended August 31, 2006      2.10%

5. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                 $4,236,251,723         $4,418,930,664
Year Ended August 31, 2005                 $4,827,248,691         $4,809,916,669

6. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        37 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED AUGUST 31,                      2006           2005          2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  9.51        $  9.08       $  7.50     $  6.15     $  6.99
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21 1          .08 1          --         .07         .30
Net realized and unrealized gain (loss)                (1.15)          2.82          1.82        1.36        (.78)
                                                     --------------------------------------------------------------
Total from investment operations                        (.94)          2.90          1.82        1.43        (.48)
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.07)          (.05)           --        (.08)       (.36)
Distributions from net realized gain                    (.76)         (2.42)         (.24)         --          --
                                                     --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.83)         (2.47)         (.24)       (.08)       (.36)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  7.74        $  9.51       $  9.08     $  7.50     $  6.15
                                                     ==============================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    (10.22)%        44.03%        24.90%      23.63%      (6.47)%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $24,106        $25,586       $ 8,206     $ 1,578     $   314
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $24,867        $14,654       $ 4,516     $ 1,001     $   146
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            2.59%          1.03%        (0.17)%      0.27%       3.57%
Total expenses                                          1.71% 4        1.68%         1.84%       1.83%       1.94%
Expenses after payments and waivers
and reduction to custodian expenses                     1.66%          1.68%         1.80%       1.63%       1.94%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   89% 5,6        94% 5         87%         61%         49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses paid including all expenses of the wholly owned subsidiary were as follows:

        Year Ended August 31, 2006      1.72%

5. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                 $4,236,251,723         $4,418,930,664
Year Ended August 31, 2005                 $4,827,248,691         $4,809,916,669

6. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        38 | OPPENHEIMER REAL ASSET FUND

CLASS Y      YEAR ENDED AUGUST 31,                       2006            2005           2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   9.63        $   9.15       $   7.52     $   6.15     $   6.94
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .29 1           .15 1          .05          .06          .32
Net realized and unrealized gain (loss)                 (1.18)           2.86           1.84         1.39         (.73)
                                                     -------------------------------------------------------------------
Total from investment operations                         (.89)           3.01           1.89         1.45         (.41)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.10)           (.11)          (.02)        (.08)        (.38)
Distributions from net realized gain                     (.76)          (2.42)          (.24)          --           --
                                                     -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.86)          (2.53)          (.26)        (.08)        (.38)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   7.88        $   9.63       $   9.15     $   7.52     $   6.15
                                                     ===================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      (9.54)%         45.42%         25.84%       23.69%       (5.36)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $327,949        $151,078       $ 47,387     $ 25,724     $  6,908
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $255,428        $ 83,836       $ 31,449     $ 15,755     $  3,420
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    3.52%           1.83%          0.65%        0.83%        3.95%
Total expenses                                           0.84% 4         0.88%          0.97%        1.08%        1.27%
Expenses after payments and waivers
and reduction to custodian expenses                      0.83%           0.88%          0.97%        1.08%        1.26%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    89% 5,6         94% 5          87%          61%          49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses paid including all expenses of the wholly owned subsidiary were as follows:

        Year Ended August 31, 2006      0.85%

5. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                 $4,236,251,723         $4,418,930,664
Year Ended August 31, 2005                 $4,827,248,691         $4,809,916,669

6. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        39 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Asset Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in value of the Fund's investments and income on those investments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisor and the Manager.

      The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities and the Fund's Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.


                        40 | OPPENHEIMER REAL ASSET FUND

      For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income. For the period from August 15, 2006 (commencement of the Subsidiary's operations) through August 31, 2006, the Subsidiary has a deficit of $12,294,174 in its taxable earnings and profits. This deficit carries forward indefinitely and reduces future earnings and profits, if any, of the Subsidiary. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Advisor identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


                        41 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      The net asset value of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for business. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments according to the Fund's methodologies disclosed above.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures. As of August 31, 2006, the market value of these securities comprised 21.3% of the Fund's net assets and resulted in unrealized cumulative gains of $10,776,623.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2006, the Fund had purchased $168,503,232 of securities issued on a when-issued basis or forward commitment and sold $146,390 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.


                        42 | OPPENHEIMER REAL ASSET FUND

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Advisor, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                        43 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
     UNDISTRIBUTED   UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT      LONG-TERM                     LOSS   FOR FEDERAL INCOME
     INCOME                   GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
     ---------------------------------------------------------------------------
     $43,093,927               $--             $106,345,627             $297,969

1. As of August 31, 2006, the Fund had $105,781,986 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2006, details of the capital loss carryforward is as follows:

                        EXPIRING
                        ------------------------------
                        2014              $105,781,986

2. As of August 31, 2006, the Fund had $560,295 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. The Fund had $3,346 of straddle losses which were deferred.

4. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended August 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                  INCREASE TO
              INCREASE TO                         ACCUMULATED
              ACCUMULATED NET                    NET REALIZED
              INVESTMENT INCOME           LOSS ON INVESTMENTS
              -----------------------------------------------
              $1,952,021                           $1,952,021

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                   AUGUST 31, 2006     AUGUST 31, 2005
     -----------------------------------------------------------------
     Distributions paid from:
     Ordinary income                  $ 76,933,870        $128,279,617
     Long-term capital gain             89,627,391         129,417,508
                                      --------------------------------
     Total                            $166,561,261        $257,697,125
                                      ================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2006 are noted below. The primary difference between


                        44 | OPPENHEIMER REAL ASSET FUND
book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities              $1,898,635,072
         Federal tax cost of other investments         (488,372,140)
                                                     ---------------
         Total federal tax cost                      $1,410,262,932
                                                     ===============

         Gross unrealized appreciation               $   31,713,088
         Gross unrealized depreciation                  (32,011,057)
                                                     ---------------
         Net unrealized depreciation                 $     (297,969)
                                                     ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                        45 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED AUGUST 31, 2006         YEAR ENDED AUGUST 31, 2005
                                SHARES           AMOUNT            SHARES           AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                        63,685,467    $ 521,423,410        94,212,026    $ 777,455,272
Dividends and/or
distributions reinvested    11,365,248       92,403,268        24,089,571      160,454,202
Redeemed                   (74,934,452)    (611,910,548) 1    (58,238,089)    (485,274,261) 2
                           ------------------------------------------------------------------
Net increase                   116,263    $   1,916,130        60,063,508    $ 452,635,213
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS B
Sold                         4,763,761    $  38,833,006         9,282,558    $  76,207,355
Dividends and/or
distributions reinvested     1,323,447       10,603,972         2,820,081       18,521,469
Redeemed                    (6,678,110)     (53,895,431) 1     (5,135,305)     (42,970,603) 2
                           ------------------------------------------------------------------
Net increase (decrease)       (590,902)   $  (4,458,453)        6,967,334    $  51,758,221
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS C
Sold                        13,237,294    $ 106,741,087        18,790,237    $ 152,585,965
Dividends and/or
distributions reinvested     2,353,406       18,757,878         4,162,996       27,230,330
Redeemed                   (11,423,674)     (90,293,231) 1     (7,202,060)     (59,316,577) 2
                           ------------------------------------------------------------------
Net increase                 4,167,026    $  35,205,734        15,751,173    $ 120,499,718
                           ==================================================================


                        46 | OPPENHEIMER REAL ASSET FUND

                             YEAR ENDED AUGUST 31, 2006         YEAR ENDED AUGUST 31, 2005
                                SHARES           AMOUNT            SHARES           AMOUNT
---------------------------------------------------------------------------------------------
CLASS N
Sold                         2,062,983    $  16,822,497         2,265,268    $  18,313,212
Dividends and/or
distributions reinvested       269,724        2,173,165           403,003        2,665,360
Redeemed                    (1,907,535)     (15,369,383) 1       (882,773)      (7,135,965) 2
                           ------------------------------------------------------------------
Net increase                   425,172    $   3,626,279         1,785,498    $  13,842,607
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS Y
Sold                        36,833,033    $ 295,975,516        16,487,939    $ 131,638,201
Dividends and/or
distributions reinvested     1,579,904       12,809,636         1,252,352        8,401,675
Redeemed                   (12,486,664)    (100,754,695) 1     (7,222,356)     (58,408,429) 2
                           ------------------------------------------------------------------
Net increase                25,926,273    $ 208,030,457        10,517,935    $  81,631,447
                           ==================================================================

1. Net of redemption fees of $62,156, $7,128, $14,220, $1,355 and $13,916 for
Class A, Class B, Class C, Class N and Class Y, respectively.

2. Net of redemption fees of $92,832, $11,304, $18,724, $1,611 and $9,217 for
Class A, Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2006, were as follows:

                                              PURCHASES             SALES
      -------------------------------------------------------------------
      Investment securities              $  806,735,134    $  523,519,051
      U.S. government and government
      agency obligations                     16,680,075        38,887,395
      To Be Announced (TBA)
      mortgage-related securities         4,236,251,723     4,418,930,664

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

FEE SCHEDULE
-----------------------------------------------
Up to $200 million of net assets          1.00%
Next $200 million of net assets           0.90
Next $200 million of net assets           0.85
Next $200 million of net assets           0.80
Over $800 million of net assets           0.75


                        47 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ADMINISTRATION SERVICE FEES. The Fund pays the Advisor a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Advisor retains the Manager to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Advisor pays the Manager an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

FEE SCHEDULE FOR SUB-ADVISOR
----------------------------------------------
Up to $200 million of net assets        0.500%
Next $200 million of net assets         0.450
Next $200 million of net assets         0.425
Next $200 million of net assets         0.400
Over $800 million of net assets         0.375

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Advisor, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2006, the Fund paid $3,590,014 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a


                        48 | OPPENHEIMER REAL ASSET FUND
class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2006 for Class B, Class C and Class N shares were $3,846,455, $3,517,138 and $300,736, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                            CLASS A          CLASS B          CLASS C          CLASS N
                           CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED             DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
------------------------------------------------------------------------------------------------------
August 31, 2006           $853,469          $25,692         $290,990         $124,934          $44,702

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund's Board of Trustees for such termination. During the year ended August 31, 2006, the Advisor waived $90,762.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2006, OFS waived $4,995 and $9,727 for Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity futures) inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases


                        49 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2006, the Fund had outstanding futures contracts as follows:

                               EXPIRATION     NUMBER OF     VALUATION AS OF       UNREALIZED
CONTRACT DESCRIPTION                DATES     CONTRACTS     AUGUST 31, 2006     DEPRECIATION
--------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Heating Oil                       9/29/06           562        $ 47,470,004       $  988,206
                                                                                  ----------
CONTRACTS TO SELL
U.S. Long Bonds                  12/19/06           327          36,317,438          235,702
U.S. Treasury Nts., 2 yr.        12/29/06         1,421         290,372,469          305,261
U.S. Treasury Nts., 5 yr.        12/29/06           657          69,056,859          213,589
U.S. Treasury Nts., 10 yr.       12/19/06         1,305         140,124,375          618,370
                                                                                  ----------
                                                                                   1,372,922
                                                                                  ----------
                                                                                  $2,361,128
                                                                                  ==========

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                        50 | OPPENHEIMER REAL ASSET FUND

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2006 was as follows:

                                             CALL OPTIONS                       PUT OPTIONS
                                -------------------------       ---------------------------
                                NUMBER OF       AMOUNT OF       NUMBER OF        AMOUNT OF
                                CONTRACTS        PREMIUMS       CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding as of
August 31, 2005                        --     $        --             127      $    12,076
Options written                       702       1,068,299             688        3,240,969
Options closed or expired            (584)     (1,058,422)           (719)      (3,246,445)
Options exercised                    (118)         (9,877)            (96)          (6,600)
                                     ------------------------------------------------------
Options outstanding as of
August 31, 2006                        --     $        --              --      $        --
                                     ======================================================

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts


                        51 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS Continued

as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of August 31, 2006, the Fund had entered into the following total return swap agreements:

SWAP                                                                           NOTIONAL    TERMINATION       UNREALIZED
COUNTERPARTY              SWAP DESCRIPTION                                       AMOUNT          DATES     DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
                          Received or paid monthly. The Counterparty
                          pays the Fund a Floating Payment which is
                          the sum of the Notional Amount, the
                          Lehman Brothers CMBS Index Spread and
                          the Financial Spread on the initial Notional
                          Amount for the Swap Interest Accrual
                          Period. In addition, the Counterparty, pays
                          the Fund the Total Return Amount if it
                          is a positive value for a given Index Period.
                          If it is a negative, the Fund pays the
                          Counterparty the absolute value of the
                          Total Return Amount for a given Index
Deutsche Bank AG          Period, on each Payment Date.                     $18,090,000        12/1/06          $18,363
-----------------------------------------------------------------------------------------------------------------------
                          Received or paid monthly. If the Carry
                          Amount, plus the Spread Return Amount
                          (Spread Change times Duration times
                          Notional Amount), is positive, the
                          Counterparty pays the Fund. The payment
                          is based on the Carry Amount which is
                          the Spread on the Lehman Brothers CMBS
                          AAA 8.5+ Index as of the close of one
                          Business Day prior to the Period End Day
                          plus 15 basis points times the Notional
                          Amount times the Day Count Basis. If it
                          is negative, the Fund pays the
Lehman Brothers           Counterparty the absolute value of the
Special Financing, Inc.   Spread Return Amount.                              20,670,000        12/1/06           20,982
                                                                                                                -------
                                                                                                                $39,345
                                                                                                                =======

Abbreviation is as follows:

CMBS                     Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of August 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.


                        52 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2006, the Fund had on loan securities valued at $6,454,025, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Investments sold." Collateral of $6,570,834 was received for the loans, of which $5,009,156 was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2006, the Advisor is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Advisor and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Advisor charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of


                        53 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11. LITIGATION Continued

the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Advisor and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Advisor believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Advisor also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                        54 | OPPENHEIMER REAL ASSET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER REAL ASSET FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 16, 2006


                        55 | OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.4531 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 13, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended August 31, 2006 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2006 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2006, $50,835,263 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        56 | OPPENHEIMER REAL ASSET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        57 | OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board              private mortgage banking companies: Cherry Creek Mortgage Company (since
of Trustees (since 2003),          1991), Centennial State Mortgage Company (since 1994), and The El Paso
Trustee (since 1999)               Mortgage Company (since 1993); Chairman of the following private companies:
Age: 69                            Ambassador Media Corporation (since 1984) and Broadway Ventures (since
                                   1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since
                                   1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organiza-
                                   tion) (since 2002); former Chairman of the following: Transland Financial
                                   Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                                   Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                   (1995-2000); former Director of the following: UNUMProvident (insurance com-
                                   pany) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television chan-
                                   nel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38
                                   portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1997)               equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 75                            Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                   & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                   (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                   Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                   1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                   Asset Management (investment adviser) (until March 1999). Oversees 38 portfo-
                                   lios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1998)               (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 70                            Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director
                                   of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                   Manager (September 1987-April 1999). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical
Trustee (since 1999)               site) (since June 2000); Director of Genetic ID, Inc. (biotech company) (March
Age: 68                            2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July
                                   1974-June 1999); Chairman of Price Waterhouse LLP Global Investment
                                   Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.


                        58 | OPPENHEIMER REAL ASSET FUND

-----------------------------------------------------------------------------------------------------------------------------
JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1997)               Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 64                            Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                   Mountain Elk Foundation (non-profit organization) (February 1998-February
                                   2003 and since February 2005); Chairman and Director (until October 1996) and
                                   President and Chief Executive Officer (until October 1995) of the Manager;
                                   President, Chief Executive Officer and Director of the following: Oppenheimer
                                   Acquisition Corp. ("OAC") (parent holding company of the Manager),
                                   Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October
                                   1995). Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984).
Trustee (since 1997)               Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 66                            affiliated companies of the Manager (until October 1994). Oversees 38 portfo-
                                   lios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)               (since February 2000); Board Member of Middlebury College (educational orga-
Age: 60                            nization) (since December 2005); Director of The California Endowment
                                   (philanthropic organization) (since April 2002); Director (February 2002-2005)
                                   and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                   Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of
                                   American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000);
                                   Member of the investment committees of The Rockefeller Foundation (since
                                   2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First
                                   Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
                                   Trustee of MassMutual Institutional Funds (investment company) (1996-June
                                   2004); Trustee of MML Series Investment Fund (investment company) (April
                                   1989-June 2004); Member of the investment committee of Hartford Hospital
                                   (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones International University (educational organization) (since
Trustee (since 2002)               August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                            State Bank (commercial banking) (since August 2003); Director of Colorado
                                   UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                   Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                   Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                   Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July
                                   2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                   February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)               (investment company) (since 1996) and MML Series Investment Fund (invest-
Age: 64                            ment company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute (private univer-
                                   sity); President and Treasurer of the SIS Funds (private charitable fund) (since
                                   January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (com-
                                   mercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                   Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999).
                                   Oversees 40 portfolios in the OppenheimerFunds complex.


                        59 | OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                                   AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.
JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and             (since September 2000) of the Manager; President and director or trustee of
Principal Executive Officer        other Oppenheimer funds; President and Director of OAC and of Oppenheimer
(since 2001)                       Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
Age: 57                            July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                   Manager) (since November 2001); Chairman and Director of Shareholder
                                   Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent sub-
                                   sidiaries of the Manager) (since July 2001); President and Director of
                                   OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                   Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July
                                   2001); President (since November 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                   February 1997); Director of DLB Acquisition Corporation (holding company par-
                                   ent of Babson Capital Management LLC) (since June 1995); Member of the
                                   Investment Company Institute's Board of Governors (since October 3, 2003);
                                   Chief Operating Officer of the Manager (September 2000-June 2001); President
                                   and Trustee of MML Series Investment Fund and MassMutual Select Funds
                                   (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                   Executive Officer and Director of MML Bay State Life Insurance Company
                                   (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                                   Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                                   1998). Oversees 91 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
THE FUND                           GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                   YORK, NEW YORK 10281-1008, FOR MESSRS. BAUM, VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                                   AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS.
                                   MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR,
                                   BOSTON, MA 02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIG-
                                   NATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April, 2002 and of OFI Institutional Asset
Manager (since 2002)               Management, Inc. (since June 2002); Executive Director and portfolio manager
Age: 39                            for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
                                   Management (August 1993-April 2002). An officer of 15 portfolios in the
                                   OppenheimerFunds complex.

KEVIN BAUM,                        Vice President of the Manager (since October 2000); a Chartered Financial
Vice President and Portfolio       Analyst; he has served as the Fund's principal trader since its inception in March
Manager (since 2000)               1997. An officer of 1 portfolio in the OppenheimerFunds complex.
Age: 36


                        60 | OPPENHEIMER REAL ASSET FUND

-----------------------------------------------------------------------------------------------------------------------------
ANTULIO N. BOMFIM,                 Vice President of the Manager (since October 2003); Senior Economist at the
Vice President and Portfolio       Board of Governors of the Federal Reserve System from June 1992 to October
Manager (since 2006)               2003. A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
Age: 39

GEOFFREY CAAN,                     Vice President and Portfolio Manager of the Manager since August 2003; Vice
Vice President and Portfolio       President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of
Manager (since 2006)               Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of
Age: 37                            12 portfolios in the OppenheimerFunds complex.

BENJAMIN J. GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April 2002) and of OFI Institutional Asset
Manager (since 2006)               Management, Inc. (as of June 2002); Executive Director and senior fixed income
Age: 44                            analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
                                   Management (April 1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                     Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and Portfolio       investment team (June 2002-March 2006); senior fixed income analyst at Miller
Manager (since 2006)               Anderson & Sherrerd, a division of Morgan Stanley Investment Management
Age: 33                            (May 1998-May 2002). A portfolio manager of 12 portfolios in the
                                   OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
(since 2004)                       Vice President and Director of Internal Audit of the Manager (1997-February
Age: 56                            2004). An officer of 91 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal            Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting           Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real
Officer (since 1999)               Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc.
Age: 47                            (since March 1999), OFI Private Investments, Inc. (since March 2000),
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May
                                   2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief
                                   Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                   March 1999), Centennial Asset Management Corporation (March 1999-October
                                   2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal
                                   and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services
                                   Division (March 1995-March 1999). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer                Product Accounting of the Manager (November 1998-July 2002). An officer of
(since 2004)                       91 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                            Director of Mutual Fund Operations at American Data Services, Inc. (September
                                   2000-May 2001). An officer of 91 portfolios in the OppenheimerFunds complex.


                        61 | OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management
Age: 58                            Corporation (since December 2001); Senior Vice President and General Counsel
                                   of HarbourView Asset Management Corporation (since December 2001);
                                   Secretary and General Counsel of OAC (since November 2001); Assistant
                                   Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                   President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                   December 2002); Director of Oppenheimer Real Asset Management, Inc. (since
                                   November 2001); Senior Vice President, General Counsel and Director of
                                   Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                   December 2001); Senior Vice President, General Counsel and Director of OFI
                                   Private Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                   President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting
                                   General Counsel (November 2001-February 2002) and Associate General
                                   Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                   following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 91 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                       2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                            General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (for-
                                   merly, PaineWebber Incorporated). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 40                            Management Corporation (since October 2003); Vice President and Assistant
                                   Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
                                   OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                   December 2001); Assistant Counsel of the Manager (August 1994-October 2003).
                                   An officer of 91 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2004)                       September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 42                            Management. An officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                        62 | OPPENHEIMER REAL ASSET FUND

OPPENHEIMER REAL ASSET FUND(R)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISOR                           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

--------------------------------------------------------------------------------
INDEPENDENT                       Deloitte & Touche LLP
REGISTERED PUBLIC
ACCOUNTING FIRM

--------------------------------------------------------------------------------
LEGAL COUNSEL                     Myer, Swanson, Adams & Wolf, P.C.
TO THE FUND

--------------------------------------------------------------------------------
LEGAL COUNSEL TO THE              Bell, Boyd & Lloyd LLC
INDEPENDENT TRUSTEES

          (C)Copyright 2006 OppenheimerFunds, Inc. All rights reserved.

               --------------------------------------------------
               NOT PART OF THE ANNUAL REPORT TO FUND SHAREHOLDERS
               --------------------------------------------------


                        63 | OPPENHEIMER REAL ASSET FUND

FINANCIAL
STATEMENTS FOR
RAF FUND LTD.
(THE "SUBSIDIARY)
FOR THE PERIOD
FROM AUGUST 15,
2006 (COM-
MENCEMENT OF
OPERATIONS) TO
AUGUST 31, 2006

65   Statement of
     Investments

74   Statement of Assets
     and Liabilities

75   Statement of
     Operations

76   Statement
     of Changes
     in Net Assets

77   Notes to Financial
     Statements

85   Independent
     Auditors' Report


                        64 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.1%
------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.414%, 7/25/36 1                             $   2,030,000      $    2,031,249
------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.495%, 7/7/36 1                                  1,060,000           1,060,653
------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
Cl. 2A1B, 5.18%, 8/25/35 1                                                                1,685,152           1,679,271
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 1.079%, 1/25/29 2                                                                 239,840              50,366
------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.424%, 7/1/36 1                                                  3,450,000           3,452,124
------------------------------------------------------------------------------------------------------------------------
RAMP:
Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32 4.45%, 7/25/28                                                  1,670,000           1,654,307
Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.404%, 7/25/36 1                                                1,339,915           1,340,743
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.485%, 7/25/36 1           2,080,000           2,081,280
                                                                                                         ---------------
Total Asset-Backed Securities (Cost $13,347,503)                                                             13,349,993

------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--28.6%
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--23.8%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--23.8%
Fannie Mae Whole Loan, CMO Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                                         138,934             143,126
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/18-10/1/18                                                                       889,380             856,204
6%, 7/1/17                                                                                  809,942             818,923
6.50%, 4/1/21-8/1/32                                                                      4,398,497           4,471,275
7%, 11/1/22-12/1/34                                                                       3,215,530           3,310,974
8%, 4/1/16                                                                                   59,975              63,516
9%, 8/1/22                                                                                    9,838              10,539
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates, Series 3153, Cl. FJ, 5.71%, 5/15/36 1                         1,359,413           1,359,025
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2116, Cl. ZA, 6%, 1/15/29                                                          4,179,879           4,252,472
Series 2191, Cl. TZ, 7%, 10/15/29                                                         1,939,649           2,007,764
Series 2436, Cl. MC, 7%, 4/15/32                                                          1,039,764           1,080,273
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. B, 7.814%, 7/1/26 3                                               419,204              95,234


                        65 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.:
4.50%, 5/1/19                                                                         $   1,489,382      $    1,433,193
5%, 7/1/33-3/1/34                                                                        15,188,194          14,611,697
5.50%, 4/1/33-11/1/33                                                                    34,007,048          33,491,970
6%, 6/1/30-11/1/32                                                                        6,589,145           6,627,217
6.50%, 6/1/17-12/1/28                                                                     7,669,910           7,811,564
7%, 11/1/17                                                                               1,819,389           1,870,174
8.50%, 7/1/32                                                                                 9,967              10,742
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1999-64, Cl. TH, 7.50%, 12/25/29                                                    5,169,608           5,435,712
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                         3,169,674           3,211,264
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                        2,670,000           2,607,827
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                                    5,530,000           5,543,501
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Interest-Only Stripped
Mtg.-Backed Security, Trust 340, Cl. 2, 8.158%, 9/1/33 3                                  2,049,900             507,764
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, 9.219%, 2/1/28 3                                                          329,998              75,447
Trust 321, Cl. 2, 7.20%, 4/1/32 3                                                         1,499,989             354,396
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 340, Cl. 1, 4.851%, 9/1/33 4                                  2,049,900           1,471,215
                                                                                                         ---------------
                                                                                                            103,533,008

------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 12/15/17                                           9,956              10,628
------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--4.8%
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.6%
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                      956,950             967,800
------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                           399,470             386,231
------------------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                                  3,182,499           3,176,786
------------------------------------------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                                   1,421,973           1,424,108
------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                                     400,000             389,712
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                     750,000             736,022
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                   1,590,000           1,569,463
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                   550,000             537,391
------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                     1,920,000           1,899,748


                        66 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Residential Asset Securitization Trust, CMO, Series 2006-A9CB,
Cl. A5, 6%, 9/25/36                                                                   $   4,596,390      $    4,582,601
                                                                                                         ---------------
                                                                                                             15,669,862

------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.2%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                   4,863,282           4,901,555
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                     332,742             336,466
                                                                                                         ---------------
                                                                                                              5,238,021
                                                                                                         ---------------
Total Mortgage-Backed Obligations (Cost $124,370,326)                                                       124,451,519

------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.6%
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.125%, 11/15/06                                        30,000              29,862
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts., 5.125%, 4/18/08                             1,360,000           1,361,183
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 7/31/08                                                           1,040,000           1,044,063
                                                                                                         ---------------
Total U.S. Government Obligations (Cost $2,432,115)                                                           2,435,108

------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--41.2%
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.6%
------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.4%
Johnson Controls, Inc., 5% Sr. Unsec. Nts., 11/15/06                                      1,980,000           1,976,834
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%
DaimlerChrysler North America Holding Corp., 7.375% Nts.,
Series A, 9/15/06                                                                         2,560,000           2,560,817
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.7%
Block Financial Corp., 8.50% Sr. Unsec. Unsub. Nts., 4/15/07                              2,880,000           2,926,403
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.1%
P&O Princess/Carnival plc, 7.30% Nts., 6/1/07                                               540,000             546,156
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Koninklijke (Royal) Philips Electronics NV, 8.375% Nts., 9/15/06                          1,830,000           1,831,049
------------------------------------------------------------------------------------------------------------------------
Sony Capital Corp., 4.95% Nts., 11/1/06 5                                                 1,790,000           1,786,554
                                                                                                         ---------------
                                                                                                              3,617,603

------------------------------------------------------------------------------------------------------------------------
MEDIA--4.0%
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                           300,000             313,926
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                                   2,230,000           2,228,388
------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10                                      3,630,000           3,671,730
------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                     3,480,000           3,373,836
------------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc., 5.50% Unsec. Nts., 4/1/07                                                730,000             728,414
------------------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                                 160,000             162,339


                        67 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
MEDIA Continued
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                                     $     370,000      $      351,420
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 6.75% Sr. Unsec. Unsub. Nts., 4/15/11                                  3,830,000           3,972,177
------------------------------------------------------------------------------------------------------------------------
Tribune Co., 6.875% Nts., 11/1/06                                                         2,520,000           2,522,845
                                                                                                         ---------------
                                                                                                             17,325,075

------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.0%
------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.5%
Bottling Group LLC, 2.45% Sr. Unsec. Nts., 10/16/06                                       1,420,000           1,415,418
------------------------------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 2.50% Unsec. Unsub. Nts., 9/15/06                              800,000             799,361
                                                                                                         ---------------
                                                                                                              2,214,779

------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.4%
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                                      910,000             875,869
------------------------------------------------------------------------------------------------------------------------
Kroger Co. (The):
5.50% Unsec. Unsub. Nts., 2/1/13                                                          2,190,000           2,145,596
7.625% Sr. Nts., 9/15/06                                                                    170,000             170,090
------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                              2,820,000           2,901,447
                                                                                                         ---------------
                                                                                                              6,093,002

------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%
Kraft Foods, Inc.:
4.625% Nts., 11/1/06                                                                      2,250,000           2,246,762
5.25% Nts., 6/1/07                                                                        2,330,000           2,324,900
                                                                                                         ---------------
                                                                                                              4,571,662

------------------------------------------------------------------------------------------------------------------------
ENERGY--3.8%
------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.8%
Burlington Resources Finance Co., 5.60% Sr. Unsec. Nts., 12/1/06                          2,950,000           2,951,071
------------------------------------------------------------------------------------------------------------------------
Conoco Funding Co., 5.45% Nts., 10/15/06                                                  3,180,000           3,180,127
------------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc., 6.70% Unsec. Nts., 11/15/06                                          1,680,000           1,683,185
------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09                     4,760,000           4,986,100
------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 5                      3,760,000           3,709,063
                                                                                                         ---------------
                                                                                                             16,509,546

------------------------------------------------------------------------------------------------------------------------
FINANCIALS--11.9%
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.8%
Amvescap plc, 5.90% Sr. Unsec. Nts., 1/15/07                                              3,340,000           3,343,741
------------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08                         170,000             166,481
                                                                                                         ---------------
                                                                                                              3,510,222


                        68 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--3.4%
ABN Amro Bank NV (Chicago Branch), 7.125% Unsec. Sub. Nts., 6/18/07                   $   2,580,000      $    2,613,181
------------------------------------------------------------------------------------------------------------------------
KeyCorp, 3.05% Sr. Nts., Series G, 11/22/06                                               1,830,000           1,819,917
------------------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Corp., 5.75% Nts., Series E, 9/1/06                                     1,130,000           1,130,000
------------------------------------------------------------------------------------------------------------------------
PNC Funding Corp., 6.875% Unsec. Sub. Nts., 7/15/07                                       2,630,000           2,660,540
------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 6.125% Nts., Series E, 10/15/06                              3,330,000           3,332,194
------------------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                                800,000             788,760
------------------------------------------------------------------------------------------------------------------------
US Trust Co. New York, 5.38% Certificate of Deposit, 9/12/06 1                            2,440,000           2,440,071
                                                                                                         ---------------
                                                                                                             14,784,663

------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.0%
American Express Co., 5.50% Nts., 9/12/06                                                   810,000             810,024
------------------------------------------------------------------------------------------------------------------------
SLM Corp., 5.625% Unsec. Nts., Series A, 4/10/07                                          3,370,000           3,375,119
                                                                                                         ---------------
                                                                                                              4,185,143

------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
Bank of America Corp., 3.875% Nts., 1/15/08                                                 180,000             176,716
------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 2.875% Sr. Nts., 9/29/06                                                   740,000             738,833
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12                                                           280,000             289,314
------------------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp., 4.20% Nts., 11/30/07                                           160,000             157,856
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 4% Nts., 2/1/08                                                       290,000             285,043
------------------------------------------------------------------------------------------------------------------------
Korea Development Bank, 5.25% Nts., 11/16/06                                              1,590,000           1,588,978
------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 5.625% Nts., 11/30/07                                                           180,000             180,638
                                                                                                         ---------------
                                                                                                              3,417,378

------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.2%
Allstate Financial Global Funding, 5.25% Nts., 2/1/07 5                                     110,000             109,933
------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding II, 2.625% Nts., 10/22/06 5                               550,000             547,996
------------------------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 5% Nts., 7/27/07 5                                          890,000             885,100
------------------------------------------------------------------------------------------------------------------------
Lincoln National Corp., 5.25% Sr. Unsec. Nts., 6/15/07                                    1,310,000           1,304,649
------------------------------------------------------------------------------------------------------------------------
Loews Corp., 6.75% Unsec. Nts., 12/15/06                                                  2,520,000           2,524,702
------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                           410,000             398,882
------------------------------------------------------------------------------------------------------------------------
Nationwide Life Global Funding I, 2.75% Nts., 5/15/07 5                                   1,740,000           1,706,343
------------------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 5                                             660,000             639,895
------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 7.65% Surplus Nts., 7/1/07 5                           370,000             377,250
------------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc. (The), 5.75% Nts., 3/15/07                                            3,560,000           3,566,721
------------------------------------------------------------------------------------------------------------------------
Torchmark Corp., 6.25% Nts., 12/15/06                                                     1,830,000           1,830,920
                                                                                                         ---------------
                                                                                                             13,892,391


                        69 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.8%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                           $   3,130,000      $    3,397,089
------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Countrywide Home Loans, Inc.:
5.50% Nts., Series K, 2/1/07                                                                230,000             229,994
5.625% Nts., Series K, 5/15/07                                                            1,830,000           1,832,002
------------------------------------------------------------------------------------------------------------------------
MGIC Investment Corp., 6% Sr. Unsec. Nts., 3/15/07                                        1,870,000           1,872,938
------------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.625% Sr. Unsec. Nts., 1/15/07                                  4,550,000           4,552,748
                                                                                                         ---------------
                                                                                                              8,487,682

------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--0.9%
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.9%
CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                               1,100,000           1,159,266
7.40% Unsec. Nts., 5/15/07                                                                2,190,000           2,216,028
------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc., 5.20% Sr. Unsec. Nts., 1/17/07                                    760,000             759,298
                                                                                                         ---------------
                                                                                                              4,134,592

------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.0%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 5                                         3,480,000           3,379,428
------------------------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75% Sr. Nts., 2/15/07                                               250,000             250,508
------------------------------------------------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06                                 810,000             811,342
                                                                                                         ---------------
                                                                                                              4,441,278

------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Donnelley (R.R.) & Sons Co., 5% Unsec. Nts., 11/15/06                                     2,560,000           2,550,751
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.4%
Textron Financial Corp., 5.875% Unsec. Unsub. Nts., 6/1/07                                1,510,000           1,515,448
------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.0%
Burlington Northern Railroad Co., 9.25% Consolidated Mtg. Bonds,
Series H, 10/1/06                                                                         2,460,000           2,466,411
------------------------------------------------------------------------------------------------------------------------
Erac USA Finance Co., 6.75% Nts., 5/15/07 5                                               2,010,000           2,020,739
                                                                                                         ---------------
                                                                                                              4,487,150

------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.1%
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--0.1%
First Data Corp., 4.70% Nts., 11/1/06                                                       370,000             369,621
------------------------------------------------------------------------------------------------------------------------
MATERIALS--1.7%
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%
E.I. du Pont de Nemours & Co., 8.25% Unsec. Debs., 9/15/06                                  370,000             370,249


                        70 | OPPENHEIMER REAL ASSET FUND

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CHEMICALS Continued
Praxair, Inc., 4.75% Unsec. Nts., 7/15/07                                             $   2,030,000      $    2,019,140
                                                                                                         ---------------
                                                                                                              2,389,389

------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%
Alcoa, Inc., 4.25% Sr. Unsec. Nts., 8/15/07                                               3,370,000           3,322,237
------------------------------------------------------------------------------------------------------------------------
Barrick Gold Finance Co., 7.50% Unsec. Debs., 5/1/07                                      1,830,000           1,853,841
                                                                                                         ---------------
                                                                                                              5,176,078

------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.0%
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
AT&T Corp., 7.75% Unsec. Nts., 3/1/07                                                     2,910,000           2,941,280
------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07                               4,940,000           5,003,118
------------------------------------------------------------------------------------------------------------------------
BellSouth Corp., 5% Nts., 10/15/06                                                        3,190,000           3,188,003
------------------------------------------------------------------------------------------------------------------------
Telecom Italia Capital SA, 4% Unsec. Nts., 11/15/08                                       2,015,000           1,953,500
------------------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                                        1,022,000           1,003,439
------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 6.125% Nts., 6/15/07                                        1,650,000           1,657,874
------------------------------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375% Unsub. Nts., 12/15/06                                3,500,000           3,498,912
                                                                                                         ---------------
                                                                                                             19,246,126

------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Sprint Capital Corp., 6% Sr. Unsec. Nts., 1/15/07                                         2,565,000           2,568,411
------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.2%
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
Alabama Power Co., 2.80% Sr. Unsec. Unsub. Nts., Series Y, 12/1/06                        2,220,000           2,206,212
------------------------------------------------------------------------------------------------------------------------
Commonwealth Edison Co., 8.25% First Mtg. Nts., Series 76, 10/1/06                          820,000             821,405
------------------------------------------------------------------------------------------------------------------------
FPL Group Capital, Inc., 4.086% Nts., Series A, 2/16/07                                   2,900,000           2,881,779
------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                                   330,000             327,284
------------------------------------------------------------------------------------------------------------------------
PacifiCorp, 5.65% Bonds, 11/1/06                                                          2,180,000           2,180,059
------------------------------------------------------------------------------------------------------------------------
Southern Co. Capital Funding, Inc., 5.30% Sr. Unsec. Unsub. Nts.,
Series A, 2/1/07                                                                            730,000             728,256
                                                                                                         ---------------
                                                                                                              9,144,995

------------------------------------------------------------------------------------------------------------------------
ENERGY TRADERS--0.4%
Baltimore Gas & Electric Co., 5.25% Unsec. Nts., 12/15/06                                 1,760,000           1,758,141
------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.7%
Consolidated Natural Gas Co., 5.375% Sr. Unsec. Unsub. Nts., Series B, 11/1/06            1,830,000           1,829,301
------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                  4,005,000           4,307,818
------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                       1,755,000           1,890,969


                        71 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL               VALUE
                                                                                             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER Continued
Texas Eastern Transmission Corp., 5.25% Sr. Unsec. Unsub. Nts., 7/15/07               $   3,880,000      $    3,862,064
                                                                                                         ---------------
                                                                                                             11,890,152
                                                                                                         ---------------
Total Corporate Bonds and Notes (Cost $179,567,545)                                                         179,688,577

------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--0.7%
------------------------------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.659%, 11/30/07 1 (Cost $3,114,367)                                       3,140,000           3,114,707

------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--5.7%
------------------------------------------------------------------------------------------------------------------------
Barton Capital Corp., 5.26%, 9/13/06 6                                                    5,000,000           4,991,233
------------------------------------------------------------------------------------------------------------------------
Concord Minutemen Capital Co. LLC, 5.26%, 9/15/06 6                                       5,000,000           4,989,772
------------------------------------------------------------------------------------------------------------------------
Gemini Securitization Corp., 5.26%, 9/14/06 6                                             5,000,000           4,990,503
------------------------------------------------------------------------------------------------------------------------
Neptune Funding Corp., 5.28%, 9/15/06 6                                                   5,000,000           4,989,733
------------------------------------------------------------------------------------------------------------------------
Victory Receivables Corp., 5.27%, 9/12/06 6                                               5,000,000           4,991,949
                                                                                                         ---------------
Total Short-Term Notes (Cost $24,953,190)                                                                    24,953,190

------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--22.7% 7
------------------------------------------------------------------------------------------------------------------------
Undivided interest of 11.15% in joint repurchase agreement (Principal Amount/
Value $886,796,000, with a maturity value of $886,924,585) with UBS Warburg
LLC, 5.22%, dated 8/31/06, to be repurchased at $98,896,338 on 9/1/06, collateralized by Federal National Mortgage Assn., 5%-5.50%, 9/1/35-12/1/35,
with a value of $906,809,462 (Cost $98,882,000)                                          98,882,000          98,882,000
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $446,667,046)                                               102.6%        446,875,094
------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                          (2.6)        (11,113,313)
                                                                                      ----------------------------------
NET ASSETS                                                                                    100.0%     $  435,761,781
                                                                                      ==================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of August 31, 2006 was $50,366, which represents 0.01% of the Fund's net assets. See Note 6 of accompanying Notes.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,032,841 or 0.24% of the Fund's net assets as of August 31, 2006.


                        72 | OPPENHEIMER REAL ASSET FUND

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,471,215 or 0.34% of the Fund's net assets as of August 31, 2006.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $15,162,301 or 3.48% of the Fund's net assets as of August 31, 2006.

6. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $24,953,190, or 5.73% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

7. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        73 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $446,667,046)--see accompanying statement of investments     $446,875,094
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                             3,914,981
Futures margins                                                                             2,911,070
                                                                                         -------------
Total assets                                                                              453,701,145

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Bank overdraft                                                                             16,005,337
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       1,934,027
                                                                                         -------------
Total liabilities                                                                          17,939,364

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $435,761,781
                                                                                         =============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of participating shares                                                        $     40,000
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                446,790,539
------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             482,076
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (110,136)
------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and futures contracts                          (11,440,698)
                                                                                         -------------
NET ASSETS--applicable to 4,000,000 shares of capital shares                             $435,761,781
                                                                                         =============

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                 $     108.94
                                                                                         =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        74 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF OPERATIONS  For the Period Ended August 31, 2006 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,238)              $    572,838

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          90,762

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   482,076

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                           2,163,518
Closing and expiration of futures contracts                          (2,273,654)
                                                                   -------------
Net realized loss                                                      (110,136)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             208,049
Futures contracts                                                   (11,648,747)
                                                                   -------------
Net change in unrealized depreciation                               (11,440,698)

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(11,068,758)
                                                                   =============

1. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        75 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

PERIOD ENDED AUGUST 31,                                                   2006 1
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                              $    482,076
--------------------------------------------------------------------------------
Net realized loss                                                      (110,136)
--------------------------------------------------------------------------------
Net change in unrealized depreciation                               (11,440,698)
                                                                   -------------
Net decrease in net assets resulting from operations                (11,068,758)

--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets resulting from capital transactions      446,830,539

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Total increase                                                      435,761,781
--------------------------------------------------------------------------------
Beginning of period                                                          --
                                                                   -------------
End of period (including accumulated net investment income
of $482,076 for the period ended August 31, 2006)                  $435,761,781
                                                                   =============

1. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        76 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

RAF Fund Ltd. (the Fund) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal in commodities and interests therein including futures contracts, options and forward contracts, shares, stocks, call options, put options, debenture stock, bonds, obligations, certificates of deposit, bills of exchange and securities of all kinds. The Fund's investment manager is OppenheimerFunds, Inc. (OFI or Investment Manager). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (ORAMI or the Subadvisor), a wholly owned subsidiary of the Investment Manager. As of August 31, 2006, 100% of the Fund was owned by Oppenheimer Real Asset Fund
(ORAF). OFI is also the investment advisor of ORAF and ORAMI is also the Subadvisor of ORAF.

      The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund's directors may further designate classes of participating shares and series within each class. As of August 31, 2006, the directors have not designated classes or series of outstanding participating shares. During the period from August 15, 2006 (commencement of operations) through August 31, 2006, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund's directors.

      The following is a summary of significant accounting policies consistently followed by the Fund

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern Time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds' assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Funds' assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                        77 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES OF FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Investment Manager identifies as a significant event occurring before the Funds' assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statements of Operations and Changes in Net Assets. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2006, the market value of these securities comprised 0.7% of the Fund's net assets and resulted in unrealized cumulative gains of $340.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                        78 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds advised by OFI, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund has received an undertaking from the Government of the Cay-man Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund's tax basis earnings and profits. Distributions are recorded on ex-dividend date.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.


                        79 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES OF FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

INDEMNIFICATIONS. The Fund's organizational documents provide the directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims are considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. CAPITAL TRANSACTIONS

The Fund has authorized 5,000,000 participating shares of $.01 par value per share. The Fund issued 4,000,000 participating shares for $500,000 on August 15, 2006 in conjunction with ORAF's initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction. Capital transactions were as follows:

                                   PERIOD ENDED AUGUST 31, 2006 1
                                                           AMOUNT
         --------------------------------------------------------
         Contributions                              $449,073,902
         Withdrawals                                  (2,243,363)
                                                    -------------
         Net increase                               $446,830,539
                                                    =============

1. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

--------------------------------------------------------------------------------
3. EXPENSES

INVESTMENT MANAGEMENT FEES. Investment management fees paid to the Investment Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

         FEE SCHEDULE
         ----------------------------------------------
         Up to $200 million of net assets         1.00%
         Next $200 million of net assets          0.90
         Next $200 million of net assets          0.85
         Next $200 million of net assets          0.80
         Over $800 million of net assets          0.75

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Investment Manager retains the Subadvisor to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Investment Manager pays the Subadvisor an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:


                        80 | OPPENHEIMER REAL ASSET FUND

FEE SCHEDULE FOR SUB-ADVISOR
-----------------------------------------------
Up to $200 million of net assets         0.500%
Next $200 million of net assets          0.450
Next $200 million of net assets          0.425
Next $200 million of net assets          0.400
Over $800 million of net assets          0.375

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors' fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

--------------------------------------------------------------------------------
4. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodities futures) in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflect a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statements of Operations and Changes in Net Assets as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations and Changes in Net Assets.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                        81 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES OF FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FUTURES CONTRACTS Continued

                                    UNREALIZED          PERCENT
                                   APPRECIATIN          OF FUND
CONTRACT DESCRIPTION            (DEPRECIATION)       NET ASSETS
-----------------------------------------------------------------
CONTRACTS TO PURCHASE
Agriculture                       $  1,155,010             0.26%
Energy                             (14,173,573)           (3.25)
Industrial Metals                      995,158             0.23
Livestock                              328,325             0.07
Precious Metals                         70,200             0.02
                                  -------------------------------
                                   (11,624,880)           (2.67)
                                  -------------------------------
CONTRACTS TO SELL
Agriculture                            (23,866)            0.00
                                  -------------------------------
                                  $(11,648,746)           (2.67)%
                                  ===============================

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call and put options are noted in the Statement of Investments where applicable. Contracts subject to call, put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations and Changes in Net Assets.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                        82 | OPPENHEIMER REAL ASSET FUND

Written option activity for the period August 15, 2006 through August 31, 2006 was as follows:

                                                     PUT OPTIONS
                                       --------------------------
                                       NUMBER OF       AMOUNT OF
                                       CONTRACTS        PREMIUMS
-----------------------------------------------------------------
Options outstanding as of
August 15, 2006                               --     $        --
Options written                              338       2,163,200
Options closed or expired                   (338)     (2,163,200)
                                       --------------------------
Options outstanding as of
August 31, 2006                               --     $        --
                                       ==========================

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. FINANCIAL HIGHLIGHTS

The following represents the total return of the Fund for the period from August 15, 2006 (commencement of operations) through August 31, 2006. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

        Total Return                      (2.47)%

The following represents certain financial ratios of the Fund for the period from August 15, 2006 (commencement of operations) through August 31, 2006. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during this period. The calculations have been annualized for reporting purposes:

        Ratios to average net assets:
           Net investment income           4.45%
           Total expenses                  0.84%

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Investment Manager and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Investment Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.


                        83 | OPPENHEIMER REAL ASSET FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Investment Manager was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Investment Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Investment Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                        84 | OPPENHEIMER REAL ASSET FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDER AND BOARD OF DIRECTORS OF RAF FUND LTD.

We have audited the accompanying statement of assets and liabilities of RAF Fund Ltd. (the "Fund"), including the statement of investments, as of August 31, 2006, and the related statement of operations, changes in net assets, and the financial highlights for the period from August 15, 2006 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RAF Fund Ltd. as of August 31, 2006, the results of its operations, changes in its net assets, and financial highlights for the period from August 15, 2006 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 16, 2006


                        85 | OPPENHEIMER REAL ASSET FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $36,000 in fiscal 2006 and $35,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $20,000 in fiscal 2005 to the registrant.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: audit of the tax provision for certain structured instruments.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $9,719 in fiscal 2006 and no such fees in fiscal 2005 to the registrant.

The principal accountant for the audit of the registrant's annual financial statements billed $2,625 in fiscal 2006 and no such fees in 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $7,908 in fiscal 2006 and $25,000 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Asset Fund


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006


By:   /S/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 10/16/2006